MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     29-Jul-96
Reporting Month:  June

                                                                Interest    Interest    Principal
                Original        Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
  Class         Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    30-Jun-96  2.81611910  2.81611910 18.31755616 $78,088,684.79 0.54097351
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    30-Jun-96 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                     $91,674,420.79

 MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         29-Jul-96
Reporting Month       June

Reserve Funds and Subordination


                            Initial Coverage      Beginning Coverage  Adjustments(1) Losses(1) Insured Balance Ending Coverage
Type
Pool Over Collaterization  7.00% $11,887,519.82   11.19% $11,887,519.82 $42,577.00   $1,920.89 $103,561,940.61 11.48% $11,887,519.82

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 33.41% $2,619,944.00   $0.00     $0.00$ $7,519,780.75   34.84% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                              $311,893.17

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                35          $5,302,874             5.12%
60+ Days                 8          $1,379,772             1.33%
90+ Days                32          $6,293,746             6.08%
Foreclosure              9          $1,603,532             1.55%
REO                     16          $2,246,694             2.17%

Totals                 100         $16,826,618            16.25%


Advances on Delinquencies                                      $150,381.10
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses affect Surplus distribution, not Pool Overcollateralization amount.

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:     29-Jul-96
Report Date:      June

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $902,568.02            Interest Payments         $576,159.75
Principal                                     $2,644,110.73            Principal Payments      $2,644,110.73
Deposits From Reserve Fund                            $0.00            Surplus                   $311,893.17
Other Deposits                                        $0.00            FSA Fee                    $14,515.12
                                                                       Discount Principal Reserve      $0.00


Total Deposit                                 $3,546,678.75            Total Withdrawals       $3,546,678.75



                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     29-Jul-96
Reporting Month:  June

                Class
                Interest   Beginning      Interest        Interest   Principal     Total         Applied  Ending
  Class         Rate       Balance        Accrual         Payment    Payment       Distribution  Losses   Balance
Merit 3 Class A  6.042190% $80,732,795.52 $406,502.41 $406,338.05(1) $2,644,110.73 $3,050,448.76 $0.00    $78,088,684.79
Merit 3 Class B 15.000000% $13,585,736.00 $169,821.70 $169,821.70            $0.00   $169,821.70 $0.00    $13,585,736.00

                           $94,318,531.52 $576,324.11 $576,159.75    $2,644,110.73 $3,220,270.45 $0.00    $91,674,420.79

(1)  $164.38 interest withheld to adjust for overpayment in May 1996.

  Class          CUSIP        Priority     Principal Type   Interest Type
Merit 3 Class A  589962AG4    Senior       Sequential       Floater
Merit 3 Class B  589962AH2    Senior       Sequential       Floater